                                                                        EX.23.01
                                                                        --------

                        [LETTERHEAD OF SIDLEY & AUSTIN]


                               October 22, 1996



                                    CONSENT

                                      OF

                                SIDLEY & AUSTIN

               Sidley & Austin hereby consents to all references made to it in the Registration Statement on Form S-1 of ML Global Horizons L.P. as filed with the Securities and Exchange Commission on October 23, 1996.


Dated:  October 22, 1996



                                                            SIDLEY & AUSTIN